Exhibit 10.1(c)

                                AMENDMENT TO THE
                           CENTURYTEL RETIREMENT PLAN

STATE OF LOUISIANA

PARISH OF OUACHITA

         BE IT KNOWN, that on this 17th day of April, 2000, before me, a Notary Public, duly commissioned and qualified in and for the Parish of Ouachita, State of Louisiana, therein residing, and in the presence of the undersigned witnesses:

         PERSONALLY CAME AND APPEARED:

         CENTURYTEL, INC., represented herein by its Executive Vice President and Chief Financial Officer, R. Stewart Ewing, Jr., as Settlor and Employer, which hereby executes the following amendment to the CenturyTel Retirement Plan, such amendment to be effective immediately:

         (1)      The following is hereby inserted as Section 7.01-3:

                           7.01-3  Notwithstanding the above vesting schedule, a
                  participant's accrued benefits shall fully vest and become nonforfeitable automatically upon the occurrence of any of the following events, each of which shall be referred to herein as a "Change of Control":

                                    (a)  the acquisition by any person of
                           beneficial ownership of 30% or more of the outstanding shares of the Company's common stock, $1.00 par value per share (the "Common Stock"), or 30% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control:

                                            (i)   any acquisition (other than a
                                    Business Combination (as defined below)
                                    which constitutes a Change of Control under
                                    Section 7.01-3(c) hereof) of Common Stock directly from the Company,

                                            (ii)  any acquisition of Common
                                    Stock by the Company or its subsidiaries,

                                            (iii) any acquisition of Common
                                    Stock by any employee benefit plan (or
                                    related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                                            (iv) any acquisition of Common Stock
                                    by any corporation pursuant to a Business
                                    Combination that does not constitute a
                                    Change of Control under Section 7.01-3(c) hereof; or

                                    (b)  individuals who, as of January 1, 2000,
                           constitute the Board of Directors of the Company
                           (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent
                           Board; or

                                    (c)  consummation of a reorganization, share
                           exchange, merger or consolidation (including any such transaction involving any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"); provided, however, that in no such case shall any such transaction constitute a Change of Control if immediately following such Business Combination:

                                            (i)   the individuals and entities
                                    who were the beneficial owners of the
                                    Company's outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combi-nation have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the surviving or successor corporation, or, if applicable, the ultimate parent company thereof (the "Post-Transaction Corporation"), and

                                            (ii)  except to the extent that such
                                    ownership existed prior to the Business
                                    Combination, no person (excluding the
                                    Post-Transaction Corporation and any
                                    employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                                            (iii) at least a majority of the
                                    members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

                                    (d)  approval by the shareholders of the
                           Company of a complete liquidation or dissolution of the Company.

                  For purposes of this Section 7.01-3, the term "person" shall mean a natural person or entity, and shall also mean the group or syndicate created when two or more persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that "person" shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

         THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.


WITNESSES:
                                     CENTURYTEL, INC.
/s/Linda Vaughn                      BY: /s/ R. Stewart Ewing, Jr.
--------------------                     -----------------------------
                                         R. Stewart Ewing, Jr. Executive Vice
/s/Linda Reeves                          President and Chief Financial Officer
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                             ---------------------
                                 NOTARY PUBLIC